TRENT EQUITY FUND




                               SEMI-ANNUAL REPORT


                            FOR THE SIX MONTHS ENDED
                               FEBRUARY 28, 1999

March 1999

Dear Shareholder:

     For the six month period ending February 28, 1999, the Trent Equity Fund was up 27.56%. This strong performance compares well with a gain of 28.52% for the Russell 3000 Index and 30.28% for the S&P 500 with dividends reinvested. During the period the Fund recovered from a difficult six-weeks-July 17 to August 31, 1998, a time marked by global economic and financial turmoil. As the Fund does not react to short-term events, it stayed fully invested through the full cycle -- not only the downturn in July and August, but also the subsequent recovery from the market decline. In fact, our attention was more focused on opportunities for investment during this period than it was on cutting back on positions.

ACTIVITY IN CURRENT HOLDINGS

     The best performers during the six-month period, in order of dollar impact, were Chancellor Media, up 63%; American Express, up 39%; Brunswick, up 64%; Nike, up 55%; Qualcomm, up 66%; and McDonald's, up 36%. Our success in Chancellor Media was primarily the result of purchasing the stock in October 1998, a time of market overreaction on the downside to concern about the potential effect of possible FCC regulations on radio broadcasters, which we do not believe will actually materialize. The market also overreacted to Chancellor's higher than average debt during a period of perceived financial crisis. American Express rebounded from a precipitous third quarter 1998 drop that affected many global financial services companies. We purchased Brunswick at a very attractive valuation due to market overreaction to concerns about the effects a possible recession would have on the company's boat business. Nike's business seems to be strengthening. Qualcomm's performance stems from the potential for a quick resolution to a patent fight with another significant global telecommunications equipment company. McDonald's new CEO is having a positive impact on that company's operations. In addition, the new "made to order" system is receiving good reviews. The three poorest performers were Michaels Stores, down 27%; Service Corp. International, down 14%; and Campbell Soup, down 15%. Michaels Stores' recent same store sales comparisons have been less than expected. Service Corp. International is such a recent purchase that nothing has changed since our purchase. Campbell Soup's unit growth numbers have been weak of late.

NEW HOLDINGS

     New purchases during the six month period were Brunswick, Chancellor Media, Dollar General, The Learning Company, Revlon, Service Corp. International and ServiceMaster. We added to Gartner Group and Sinclair Broadcasting during the six month period. We sold Newell and subsequently purchased it back at a lower price. Brunswick is the number one or two leading provider of products in seven of the top ten recreational categories. Two-thirds of its operating income comes from its marine division, which owns boat names such as Sea Ray, Boston Whaler, and Bayliner, and the Mercury engine line. Other prominent recreational lines are bowling, billiards, biking and camping equipment. Chancellor Media is the largest US group of radio stations. Dollar General is the largest and most well run small store value retailer. Most of Dollar General's business is in the eastern US. We purchased The Learning Company, which publishes educational CD-ROM software, primarily in order to ultimately own Mattel, which is purchasing The Learning Company in a stock for stock acquisition. Mattel is a classic value purchase for the Trent Equity Fund as the stock price has fallen by half in the last year due to slowing sales for some traditional products as well as a conversion on the part of many of its larger retailer customers to just in time inventory systems. We like Mattel's position as the top toy manufacturer and believe that it is participating in the electronic age, thus not allowing itself to be left behind. Revlon enjoys a 30% market share of the self-service cosmetic business. Service Corp. International is the largest funeral home service provider and cemetery owner in the US. ServiceMaster provides an assortment of industrial and consumer services such as facilities maintenance, carpet cleaning, lawn care and pest control. Sinclair Broadcasting owns major network TV broadcasting station affiliates. We sold a partial position in Newell for an average price of $45.38 upon the announcement of its acquisition of Rubbermaid. We felt that Newell was paying a hefty price for Rubbermaid and that Newell's stock price did not reflect the magnitude of that price. After our sale of Newell, the stock price dropped and we purchased a portion of our position back for $37.81 per share.

SIGNIFICANT GAINS AND LOSSES

     In order of dollar magnitude, the largest realized gains during the six month period were taken in Harley-Davidson, up 258%; Newell, up 68%; Intel, up 36%; Abbott Labs, up 107%; and Coca-Cola, up 37%. In each case, the holdings were sold because of high valuation. There were no significant realized losses during the period.

     Although the market indices show unprecedented high price earnings ratios, index numbers are skewed by the inordinate impact of a small group of large capitalization companies. The broad market is not nearly as high as are a few highly popular names. We continue to find excellent values and are moving out of those positions in which we have enjoyed sizable gains and that have become overvalued. We are buying excellent companies that are at historically low valuations in relation to the market. We continue to be optimistic about the outlook for the global economy. Productivity should continue to improve dramatically due to efficiencies brought on by the evolution of electronic commerce. Many of our holdings are expected to benefit from this improved productivity. We thank you for being an investor in the Trent Equity Fund.

                                            TRENT CAPITAL MANAGEMENT, INC

                               TRENT EQUITY FUND

SCHEDULE OF INVESTMENTS AT FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
Shares     COMMON STOCKS: 100.8%                                    Market Value
--------------------------------------------------------------------------------
           COMMERCIAL SERVICES: 5.5%
 5,500     Gartner Group, Inc., Class A*...........................   $ 123,406
 5,700     ServiceMaster Company...................................     106,519
                                                                     ----------
                                                                        229,925
                                                                     ----------
           COMPUTER SOFTWARE: 4.8%
 6,800     The Learning Company, Inc.*.............................     197,625
                                                                     ----------

           COMPUTERS: 3.0%
 1,900     Hewlett-Packard Company.................................     126,231
                                                                     ----------

           CONSUMER PRODUCTS: 9.2%
 2,062     The Gillette Company....................................     110,575
 3,800     Nike, Inc., Class B.....................................     203,775
 8,500     Oakley, Inc.*...........................................      70,656
                                                                     ----------
                                                                        385,006
                                                                     ----------
           CONTAINERS: 1.6%
 2,300     Crown Cork & Seal Company, Inc..........................      63,825
                                                                     ----------

           COSMETICS AND TOILETRIES: 2.2%
 6,600     Revlon, Inc., Class A*..................................      93,225
                                                                     ----------

           ENTERTAINMENT: 4.6%
 5,475     Walt Disney Company.....................................     192,652
                                                                     ----------

           FINANCIAL SERVICES: 11.6%
 3,150     American Express Company................................     341,775
 2,450     Federal Home Loan Mortgage Corp.........................     144,244
                                                                     ----------
                                                                        486,019
                                                                     ----------
           FOOD AND BEVERAGE: 1.8%
 1,800     Campbell Soup Company...................................      72,338
                                                                     ----------

           FUNERAL SERVICES: 2.8%
 7,700     Service Corp. International.............................     118,387
                                                                     ----------

                               TRENT EQUITY FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------
          HOUSEHOLD PRODUCTS: 6.2%
 4,000     Libbey, Inc.............................................   $ 119,250
 3,320     Newell Company..........................................     141,100
                                                                     ----------
                                                                        260,350
                                                                     ----------

           LEISURE AND RECREATION PRODUCTS: 4.7%
 9,300     Brunswick Corp..........................................     198,206
                                                                     ----------

           MACHINERY: 3.7%
 3,380     Caterpillar, Inc........................................     154,001
                                                                     ----------

           MEDIA: 14.3%
 7,800     Chancellor Media Corp.*.................................     341,250
 7,400     Sinclair Broadcast Group, Inc., Class A*................     109,612
 2,200     Tribune Company.........................................     145,888
                                                                     ----------
                                                                        596,750
                                                                     ----------

           MEDICAL SUPPLIES: 2.2%
 1,100     Johnson & Johnson.......................................      93,913
                                                                     ----------

           OIL - FIELD SERVICES: 2.8%
 2,400     Schlumberger Ltd........................................     116,550
                                                                     ----------

           RETAIL: 15.8%
 7,600     Claire's Stores, Inc....................................     167,675
 5,500     Dollar General Corp.....................................     164,656
 1,775     McDonald's Corp.........................................     150,875
 6,600     Michaels Stores, Inc.*..................................     113,025
 8,000     PETsMART, Inc.*.........................................      63,000
                                                                     ----------
                                                                        659,231
                                                                     ----------
           TELECOMMUNICATIONS: 4.0%
 2,300     QUALCOMM, Inc...........................................     167,900
                                                                     ----------

           Total Investments in Securities (cost $3,485,146+):
             100.8% ...............................................   4,212,134
           Liabilities in excess of Other Assets: (0.8)%...........     (33,226)
                                                                     ----------
           TOTAL NET ASSETS: 100.0% ...............................  $4,178,908
                                                                     ==========

* Non-income producing security.

                               TRENT EQUITY FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+ At February 28, 1999, the cost of investments for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

     Gross unrealized appreciation .....................       $ 1,012,074
     Gross unrealized depreciation .....................          (285,086)
                                                               -----------
           Net unrealized appreciation .................       $   726,988
                                                               ===========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES AT FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $3,485,146) ........    $ 4,212,134
  Receivables:
    Dividends ..................................................          3,510
    Fund shares sold ...........................................          7,113
  Other assets .................................................             18
                                                                    -----------
      Total assets .............................................      4,222,775
                                                                    -----------

LIABILITIES
  Cash overdraft ...............................................         27,541
  Payables:
    Advisory fees ..............................................            584
    Administration fee .........................................          2,257
    Fund shares redeemed .......................................            150
    Audit fee ..................................................          4,971
  Accrued expenses and other liabilities .......................          8,364
                                                                    -----------
      Total liabilities ........................................         43,867
                                                                    -----------

NET ASSETS .....................................................    $ 4,178,908
                                                                    ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($4,178,908/330,786 shares outstanding;
  unlimited number of shares authorized without par value) .....    $     12.63
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................    $ 3,262,830
  Accumulated net investment loss ..............................        (20,934)
  Undistributed net realized gain on investments ...............        210,024
  Net unrealized appreciation on investments ...................        726,988
                                                                    -----------
      Net assets ...............................................    $ 4,178,908
                                                                    ===========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends ....................................................    $  16,548
    Interest .....................................................          424
                                                                      ---------
      Total income ...............................................       16,972
                                                                      ---------

  Expenses

    Advisory fees ................................................       21,796
    Administration fee ...........................................       14,750
    Fund accounting fees .........................................        8,201
    Audit fee ....................................................        6,932
    Transfer agent fees ..........................................        6,248
    Custody fees .................................................        2,673
    Legal fees ...................................................        2,434
    Trustee fees .................................................        2,067
    Reports to shareholders ......................................        1,887
    Registration fees ............................................        1,785
    Miscellaneous ................................................        1,234
    Insurance ....................................................          147
                                                                      ---------
      Total expenses .............................................       70,154
      Less: expenses waived and reimbursed .......................      (32,248)
                                                                      ---------
      Net expenses ...............................................       37,906
                                                                      ---------
        NET INVESTMENT LOSS ......................................      (20,934)
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain from security transactions .................      464,957
    Net change in unrealized appreciation on investments .........      450,224
                                                                      ---------
      Net realized and unrealized gain on investments ............      915,181
                                                                      ---------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    $ 894,247
                                                                      =========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------
                                                                Six Months             Year
                                                                   Ended               Ended
                                                             February 28, 1999#   August 31, 1998
                                                             ------------------   ---------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss ...................................      $   (20,934)         $   (43,462)
   Net realized gain from security transactions ..........          464,957              782,584
   Net change in unrealized appreciation on investments ..          450,224             (611,439)
                                                                -----------          -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          894,247              127,683
                                                                -----------          -----------

DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments ......................         (725,130)                 -0-
                                                                -----------          -----------


CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets derived from
     net change in outstanding shares (a) ................          762,222             (199,961)
                                                                -----------          -----------

      TOTAL INCREASE (DECREASE) IN NET ASSETS ............          931,339              (72,278)

NET ASSETS
   Beginning of period ...................................        3,247,569            3,319,847
                                                                -----------          -----------
END OF PERIOD ............................................      $ 4,178,908          $ 3,247,569
                                                                ===========          ===========

(a) A summary of capital share transactions is as follows:

                                                      Six Months               Year
                                                         Ended                 Ended
                                                  February 28, 1999#      August 31, 1998
                                               ---------------------    --------------------
                                                Shares       Value       Shares      Value
                                                ------       -----       ------      -----

Shares sold .................................    16,590    $ 216,654     19,742    $ 281,652
Shares issued in reinvestment of distribution    60,162      693,068        -0-          -0-
Shares redeemed .............................   (11,556)    (147,500)   (33,215)    (481,613)
                                                -------    ---------    -------    ---------
NET INCREASE (DECREASE) .....................    65,196    $ 762,222    (13,473)   $(199,961)
                                                =======    =========    =======    =========

#Unaudited.

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

----------------------------------------------------------------------------------------------------------------
                                               Six Months
                                                 Ended                     Year Ended August 31,
                                              February 28,   ---------------------------------------------------
                                                  1999#      1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........  $12.23     $11.90     $ 9.86     $10.24     $11.50     $11.66
                                                 ------     ------     ------     ------     ------     ------

Income from investment operations:
      Net investment loss......................   (0.06)     (0.16)     (0.10)     (0.06)      0.00      (0.07)
      Net realized and unrealized gain
         on investments........................    3.17       0.49       2.14       0.67       0.67       0.15
                                                 ------     ------     ------     ------     ------     ------
Total from investment operations...............    3.11       0.33       2.04       0.61       0.67       0.08
                                                 ------     ------     ------     ------     ------     ------
Less distributions:
      From net investment income...............    0.00       0.00       0.00       0.00       0.00       0.00
      From net capital gains...................   (2.71)      0.00       0.00      (0.99)     (1.93)     (0.24)
                                                 ------     ------     ------     ------     ------     ------
Total distributions............................   (2.71)      0.00       0.00      (0.99)     (1.93)     (0.24)
                                                 ------     ------     ------     ------     ------     ------
Net asset value, end of period.................  $12.63     $12.23     $11.90     $ 9.86     $10.24     $11.50
                                                 ======     ======     ======     ======     ======     ======

Total return...................................   27.56%      2.77%     20.69%      7.23%      9.38%      0.64%

Ratios/supplemental data:

Net assets, end of period (millions)...........  $  4.2     $  3.2     $  3.3     $  3.0     $  3.8     $  3.9

Ratio of expenses to average net assets:
      Before expense reimbursement.............    3.70%+     3.08%      3.48%      3.63%      3.65%      3.16%
      After expense reimbursement..............    2.00%+     2.00%      2.00%      2.10%      1.85%      1.85%
Ratio of net investment loss to average
  net assets:
      Before expense reimbursement.............   (2.80)%+   (2.23)%    (2.25)%    (2.15)%    (2.00)%    (1.68)%
      After expense reimbursement..............   (1.10)%+   (1.15)%    (0.76)%    (0.62)%    (0.15)%    (0.36)%

Portfolio turnover rate........................   29.42%     41.14%     43.81%     59.33%     46.52%    149.25%

#Unaudited.

+Annualized.

See accompanying Notes to Financial Statements.

                                TRENT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS AT FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     Trent Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on September 2, 1992. The investment objective of the Fund is to seek capital appreciation, both realized and unrealized. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended February 28, 1999, Trent Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.15% based upon the average daily net assets of the Fund. For the six months ended February 28, 1999, the Fund incurred $21,796 in Advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 2.00% of average daily net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to the reimbursement by the Fund, within three years, provided the Fund is able to effect such reimbursement and remain in compliance with any expense limitations then in effect. For the six months ended February 28, 1999, the Advisor waived fees and reimbursed the Fund in the amount of $32,248.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator received a monthly fee at the following annual rate:

      Under $15 million                $30,000
      $15 to $50 million               0.20% of average daily net assets
      $50 to $100 million              0.15% of average daily net assets
      $100 to $150 million             0.10% of average daily net assets
      Over $150 million                0.05% of average daily net assets

     For the six months ended February 28, 1999, the Fund incurred $14,750 in Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - INVESTMENT TRANSACTIONS

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended February 28, 1999, were $1,187,066 and $1,113,248, respectively.

NOTE 5 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

                                     ADVISOR
                         Trent Capital Management, Inc.
                              3101 North Elm Street
                                    Suite 150
                        Greensboro, North Carolina 27408
                                 (336) 282-9302

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    AUDITORS
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.